UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2018

Argo Group International Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Pitts Bay Road Pembroke HM 08 Bermuda		P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)		(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On April 23, 2018, Argo Group International Holdings, Ltd. (the “Company”), acting pursuant to authorization from its Board of Directors, provided written notice to The Nasdaq Global Select Market (“Nasdaq”) that the Company intends to transfer the listing of its common stock, par value $1.00 per share (the “Common Stock”), from Nasdaq to the New York Stock Exchange (the “NYSE”), where it has been authorized for listing. The notice stated that the Company expects to voluntarily delist the Common Stock from Nasdaq effective as of the close of trading on May 4, 2018 and to commence trading on the NYSE the following business day, May 7, 2018. At that time, the Common Stock will begin trading under the Company’s new ticker symbol “ARGO”.

Also on April 23, 2018, the Company’s subsidiary Argo Group US, Inc. (“Argo US”), acting pursuant to authorization from its Board of Directors, provided written notice to The Nasdaq Stock Market LLC (“NSMLLC”) that Argo US intends to transfer the listing of its 6.500% Senior Notes Due 2042 (the “Senior Notes”), from NSMLLC to the NYSE, where they have been authorized for listing. The notice stated that the Company expects to voluntarily delist the Senior Notes from NSMLLC effective as of the close of trading on May 4, 2018 and to commence trading on the NYSE the following business day, May 7, 2018. At that time, the Senior Notes will begin trading under new ticker symbol “ARGD”. The Company’s guarantee of the Senior Notes continues in effect without regard to the change in listing of the Senior Notes from NSMLLC to the NYSE.

A copy of the press release issued by the Company on April 23, 2018 in connection with the transfer of the listing of its Common Stock from Nasdaq to the NYSE, as well as the transfer of the listing of the Senior Notes (guaranteed by the Company) from NSMLLC to the NYSE, is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

99.1	Press Release issued by Argo Group International Holdings, Ltd. dated April 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

	By:	/s/ Jay S. Bullock
Dated: April 23, 2018		Name:	Jay S. Bullock
		Title:	Executive Vice President and Chief Financial Officer